Exhibit 10.1

EVCI Career Colleges
Holding Corp.

Dr. John J. McGrath
c/o EVCI Career Colleges Holding Corp.
1 Van Der Donck Street, 2nd Floor
Yonkers, NY 10701

March 1, 2006

Dear Dr. McGrath:

This letter, when countersigned by you, amends your Amended and Restated Employment Agreement entered into as of August 12, 2005 with EVCI Career Colleges Holding Corp. (the "Employment Agreement"). All defined terms in the Employment Agreement shall have the same meanings herein. All references herein to a "section" means the section of the Employment Agreement unless the context requires otherwise.

1. In lieu of the first sentence of Section 3, the following is hereby inserted:

> The term of Executive's employment (the "Employment Term"), unless sooner terminated as provided in Section 5, will end on December 31, 2008.

2. Except as specifically amended above the Employment Agreement shall remain in full force and effect.

Very truly yours,

EVCI CAREER COLLEGES HOLDING CORP.

By: Dr. Arol I. Buntzman
Dr. Arol I. Buntzman
Chairman

Agreed:

Dr. John J. McGrath
Dr. John J. McGrath